Exhibit 4.01

COMMON SHARES	[LOGO]	COMMON SHARES
[LOGO]		[LOGO]

IGN Entertainment, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that

*** SPECIMEN ***

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

IGN Entertainment, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
In Witness Thereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.
Dated:

/s/ JAMES R. TOLONEN	[SEAL]	/s/ RICHARD D. BOYCE
SECRETARY		PRESIDENT

IGN Entertainment, Inc.

Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be constitued as though they were written out in full according to applicable laws or regualtions.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants in common		Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

                                                                                                                       Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                       Attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated

In presence of

X	X
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15.